Exhibit 99.1
Report of Independent Accountants on Applying
Agreed-Upon Procedures

Crescent Bank
2121 Airline Drive, Fourth Floor
Metairie, LA 70001

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Crescent Bank (the “Company,” as the engaging party) and Raymond James & Associates, Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of certain collateral assets in connection with the issuance of asset-backed notes by Crescent Bank Auto Trust 2026-1 (the “Transaction”).  The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets to be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 120 loans (the “Sample Loans”), which the Specified Parties instructed us to select randomly from the Preliminary Loan Pool Listing (defined below) for the Transaction.

PricewaterhouseCoopers LLP 300 Madison Avenue, New York, New York 10017
www.pwc.com/us	(646) 471 3000

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This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•	the existence of the assets or collateral securing such assets;
•
the rights of any party including, the Specified Parties, the Responsible Party, or the Transaction have to the assets or collateral securing such assets or any obligations on those assets or collateral securing such assets;

•	the value of collateral securing such assets; and
•	the compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the offering memorandum, terms sheet, or other Transaction documents (collectively, the “Offering Documents”) that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Offering Documents.

It should be understood that we make no representations as to:

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•	the interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	the reasonableness of any of the assumptions provided by the Responsible Party; and
•	the adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of loans based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The following definitions were adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.
•	The phrase “recalculated” refers to a recalculation of one or more data elements using a prescribed methodology and the information provided.
•	The phrase “Cut-off Date” refers to January 31, 2026.
•	The phrase “Original First Payment Date” refers to the date on which the first of the recurring, equal, scheduled installments is due.
•
The phrase “Vehicle Make/Model Identification Methodology” refers to methodology provided by the Company to identify the vehicle make and/or vehicle model specified on the Sample Loan Data Tape (as defined below) and in the Loan Agreement:

o	Use the Vehicle Mapping File (defined below) to identify the vehicle make and/or model indicated on the Sample Loan Data Tape and in the Loan Agreement (defined below).
•	The phrase “Co-obligor Identification Methodology” refers to methodology provided by the Company to identify the co-obligor value indicated in the Loan Agreement:
o	If the Loan Agreement indicates a party acting as a co-buyer, co-obligor, guarantor, or similar role/function (indicated by the presence of a name in the co-buyer name section of the Loan Agreement);
◾	Then the co-obligor value indicated in the Loan Agreement is assigned a value of “Y”;

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◾	Otherwise the co-obligor value indicated in the Loan Agreement is assigned a value of “N”.

•	The phrase “Original Term Methodology” refers to the methodology provided by the Company for calculating the original term for the Sample Loans:
o	Original Term = the sum of the number of recurring, equal, scheduled installments noted on the Loan Agreement.
•	The phrase “Remaining Term Methodology” refers to the methodology provided by the Company for calculating the remaining term for the Sample Loans:

Remaining Term =     (i) Original Term identified in procedure A16, minus
(ii) Calculated Number of Full Payments;
where:
Calculated Number of Full Payments = A / B (rounded down to whole number);

A = the sum of the “Transaction Amount” for the related transactions (on or before the Cut-off Date) in the Payment, Balance, and Maturity File (defined below) with a “Transaction Code” of “30-A”, “40-A”, “30-R”, or “40-R”; and

B = Monthly Payment Amount identified in procedure A4.

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and documents related to the Sample Loans:

1.	An Excel file (the Preliminary Loan Pool Listing”) listing 34,331 loans, which the Company represents contains all of the loans which may be included in the Transaction.

2.
An Excel file (the “Sample Loan Data Tape”) listing 34,922 loans, which the Company represents contains all of the loans which may be included in the Transaction, as well as other loans in the Company’s portfolio of loans, and includes certain attributes related to each loan as of the Cut-off Date.

3.	Screenshots or electronic copies of the following documents for the Sample Loans:

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(a)	Retail installment sale contract (the “Loan Agreement”), and
(b)
Certificate of title, electronic record of title, lienholder registration, notice of recorded lien, notice of lien application, title lien statement, confirmation of security interest (lien) perfection, Maryland notice of security interest filing, other state equivalent documents, or other evidence (including Secure Title reporting for electronic titling states) showing security interest in the financed vehicle (the “Title Document”).

In some instances, updated versions of these documents were provided, which the Company represents are the correct versions to use for purposes of the procedures below.

4.	An Excel file and email (together, the “Acceptable Variation File”), which the Company represents, contains a listing of acceptable variations of the acceptable lien holder name.

5.	An Excel file and email (together, the “Vehicle Mapping File”), which the Company represents, contains a mapping of:

(a)	Vehicle makes without regard to spacing, misspelling, abbreviation, hyphenation, etc.; and
(b)	Vehicle models without regard to features or options and without regard to spacing, misspelling, abbreviation, hyphenation, etc.

6.	An Excel file (the “Payment, Balance, and Maturity File”), which the Company represents is an extract from the servicing system for the Sample Loans, and contains the following information:

(a)	Payment history, related transaction codes, and the dates of the payment transactions;
(b)	Loan balance as of the date for each payment transaction; and
(c)	Maturity date as of the date for each payment transaction.

7.
For Sample Loan #s: 12, 17, 31, 89, 115, and 116, screenshots or electronic copies of letters (the “Correction Notices”), which the Company represents were sent to borrowers prior to the Cut-off Date and contain the corrected annual percentage rate and monthly payment amount for the respective Sample Loans.

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8.	An Excel file (the “Extension and Address Change File”), which the Company represents is an extract from the servicing system and contains the following information:

(a)	For Sample Loan #s: 33, 100, and 107, the borrower address as of the Cut-off Date, and
(b)	For Sample Loan #s: 10, 12, 61, 70, 82, 84, 100, 104, and 106, extension history, related maturity dates, and respective maturity dates as of the Cut-off Date.

II.	Procedures Performed

We performed the following agreed-upon procedures below. Our findings as a result of performing the procedures are reported in Exhibit I. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding will be deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.

A.
For each Sample Loan, we compared or recalculated and compared the following information from the Sample Loan Data Tape to the specified source applying the respective special instructions as outlined in the table below.

#	Attribute	Field Name on Sample Loan Data Tape	Source and/or Special Instructions
1	Loan Number	Account_Number	Source: Title Document Special Instructions: Compare the last 12 digits.
2	Loan Agreement Date	Contract_Date	Source: Loan Agreement Special Instructions: Latest date of borrower signature(s). PwC makes no comment as to the

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#	Attribute	Field Name on Sample Loan Data Tape	Source and/or Special Instructions
authenticity or validity of any signature.
3	Vehicle Identification Number	VIN	Source: Loan Agreement
4	Monthly Payment Amount	PAYMENT_AMT
Source:
Loan Agreement

Special Instructions:
Compare with an acceptable difference of up to and including +/- $1.00.

For Sample Loans #s: 12, 17, 31, 89, 115, and 116, the Company instructed us to use the Correction Notices.

5	Maturity Date	Maturity_Date	Source: Payment, Balance, and Maturity File Special Instructions: For Sample Loan #s: 10, 12, 61, 70, 82, 84, 100, 104, and 106, the Company instructed us to use the Extension and Address Change File.
6	New/Used	NEW_USED_IND_TITLE	Source: Loan Agreement
7	Vehicle Make	VEH_MAKE	Source: Loan Agreement Special Instructions: Vehicle Make/Model Identification Methodology
8	Vehicle Model	VEH_MODEL	Source: Loan Agreement Special Instructions: Vehicle Make/Model Identification Methodology
9	Vehicle Model Year	VEH_YEAR	Source: Loan Agreement
10	Vehicle Usage	Usage	Source:

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#	Attribute	Field Name on Sample Loan Data Tape	Source and/or Special Instructions
Loan Agreement
11	Original First Payment Date	FIRST_DUE_DATE	Source: Loan Agreement Special Instructions: Original First Payment Date definition.
12	Co-Obligor	Co_Obligor	Source: Loan Agreement Special Instructions: Co-obligor Identification Methodology
13	Borrower State	STATE	Source: Loan Agreement Special Instructions: For Sample Loan #s: 33, 100, and 107, the Company instructed us to use the Extension and Address Change File.
14	Amount Financed	Amount_Financed	Source: Loan Agreement
15	Annual Percentage Rate	Interest_Rate	Source: Loan Agreement Special Instructions: For Sample Loan #s: 12, 17, 31, 89, 115, and 116, the Company instructed us to use the Correction Notices.
16	Original Term	ORIGINAL_TERM	Source: Loan Agreement Special Instructions: Original Term Methodology
17	Current Principal Balance	Principal_Balance	Source: Payment, Balance, and Maturity File
18	Remaining Term	Remaining_Term	Source: Payment, Balance, and Maturity File Special Instructions: Remaining Term Methodology

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#	Attribute	Field Name on Sample Loan Data Tape	Source and/or Special Instructions
Compare with an acceptable difference of up to and including +/- 2 months.

B.	For each Sample Loan, we compared the name of the lien holder or assignee of a security interest stated on the Title Document to one of the names in the Acceptable Variation File.

***
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of certain collateral assets to be included in the Transaction. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

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ii)	acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 16, 2026

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Exhibit I
No exceptions were identified.